EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITEDSTATES CODE as adopted pursuant to SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward Alexander, the chief executive officer and chief financial officer of Proton Laboratories, Inc. , certify that (i) the Quarterly Report on Form 10-QSB Amendment Number 1 for the quarter ended March 31, 2007, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Proton Laboratories, Inc.

January 4, 2008	By:	/s/	Edward Alexander
EDWARD ALEXANDER
Principal Accounting officer and Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Proton Laboratories, Inc. and will be retained by Proton Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.